OPPENHEIMER GOLD & SPECIAL MINERALS FUND
SEMIANNUAL REPORT DECEMBER 31, 1995

[Picture of Shopping Couple]

''We need to
diversify
to protect
the overall
performance
of our
investment
portfolio.''

[Oppenheimer Logo]

NEWS

BEAT THE AVERAGE
-------------------------------------

Cumulative Total Return for the 10-Year Period Ended 12/31/95:

Oppenheimer Gold &Special Minerals Fund (at net asset value)(1)

239.09%
-------------------------------------

Lipper Gold-Oriented Funds Average(3)

112.31%
-------------------------------------

This Fund is for people who want a growth investment that is intended to help offset some of the risks of the other investments in their portfolio.

HOW YOUR FUND IS MANAGED
--------------------------------------------------------------------------------

Oppenheimer Gold & Special Minerals Fund invests in the stocks of companies engaged in mining, processing, fabricating or distributing gold and other metals or minerals. Investing in stocks of gold and other precious and strategic metals producers can provide a hedge against inflation and declines in stock prices that reflect a weakening U.S. dollar.

So, as a Fund shareholder, you may benefit from having a portion of your overall portfolio allocated to potentially offset the risks of your other investments.

PERFORMANCE
--------------------------------------------------------------------------------

Total return at net asset value for the six months ended 12/31/95 was -2.53% for Class A shares.(1)

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5-, and 10-year periods ended 12/31/95 were -7.17%, 4.96% and 12.32%, respectively.(2)

OUTLOOK
--------------------------------------------------------------------------------

We will remain focused on high quality com-panies that have the capacity to increase their production and thereby drive earnings growth even if the price of gold remains flat. With our level of diversification, both geographically and in terms of types of metals, we believe the Fund continues to offer a superior approach to the gold market."

                                                 Diane Sobin, Portfolio Manager
                                                              December 31, 1995

Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns show results of hypothetical investments on 12/31/94, 12/31/90 and 12/31/85, after deducting the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge rate for Class A shares was higher during a portion of some of the periods shown, and actual investment results will be different as a result of the change. Class B and C performance is not shown above because shares were first publicly offered on 11/1/95. An explanation of the different performance calculations is in the Fund's prospectus.
3. Source: Lipper Analytical Services. The Lipper total return average for the 10-year period was for 17 gold-oriented funds.
The average is shown for comparative purposes only. Oppenheimer Gold & Special Minerals Fund is characterized by Lipper as a gold-oriented fund. Lipper performance does not take sales charges into consideration.


2    Oppenheimer Gold & Special Minerals Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer Gold &
Special Minerals Fund


Dear OppenheimerFunds Shareholder,

The U.S. stock market put on quite a show in 1995 with the Dow Jones Industrial Average breaking the 5000 barrier. During 1995, conditions were ideal for rising stock prices. The economy grew fast enough to generate strong corporate profits--but not so fast as to rekindle inflation. And intermediate- and long-term interest rates fell sharply, as investors anticipated that the Federal Reserve Board had shifted from its restrictive monetary policy of the prior year.

     Leading the rally on Wall Street for much of the year were technology stocks. Even after a bumpy Fall, many stocks in semiconductors, computers, software and telecommunications doubled during the year. The global demand for these products--developed and manufactured by American companies--continued unabated.

     The reduction in the rate of growth of health care expenditures is just one reason why inflation remains moderate. Another reason is the plentiful supply of inexpensive energy. In addition, the emergence of capitalism throughout the world has created a global economy of new markets and new competitors, dampening prices and labor costs. And after many years of promise, technology has finally created efficiencies in the business environment.

     But the primary fuel to stock prices came from corporate profits, which have been surging in the past few years, due in large part to a rise in U.S. corporate productivity. The determination of Corporate America to be successful in today's highly competitive markets has led to a strategy of tight cost control with an emphasis on efficiency. With a global boom in technology and a weak dollar in the first half of the year--which made U.S. goods more attractive overseas--corporate earnings and profitability have remained very strong, growing about 20% between 1994 and 1995.

     With the Dow less than 1000 just 15 years ago and only 2500 five years ago, it's clear that the stock market's advance has been tremendous. So the question remains, "Is the case for stocks still strong?"

     Certainly, market volatility would be expected at this point in a five year bull market, especially since there hasn't been a "normal correction" of 10% or more since 1990. And the slowdown in the economy is likely to translate into soft profit growth this year.

     But the underlying economic conditions that have driven stocks thus far--moderate growth with low inflation, falling interest rates, and a Corporate America that's committed to increased efficiency--remain in place. Additionally, there is increasing demand for U.S. exports in light of expanding international economies, as well as the increasing belief that U.S. technologies lead the world. As a result, we believe that the stock market continues to offer a good value for investors. But, realistically, we don't expect another year like 1995 any time soon.

     Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.


/s/ BRIDGET A. MACASKILL
------------------------

Bridget A. Macaskill

January 22, 1996

3    Oppenheimer Gold & Special Minerals Fund

Q + A

Q What
is your
outlook
for the Fund?

An interview with your Fund's managers.

HOW HAS THE FUND PERFORMED OVER THE PAST SIX MONTHS?

While gold funds on the whole have been strong long-term performers, gold itself has not done well recently. Because of the types of high quality gold stocks we buy, and the fact that we buy stocks of other metals companies to help us diversify and reduce risk, we typically have good results versus our peers when gold prices are in a trading range, rather than trending up or down. Over the past six months, however, our returns have been in line with the majority of gold-related funds.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE MOST?

Gold stocks went down over the period because the price of gold failed to rally in the face of low inflation worldwide. While the impact was most pronounced in small and high cost mining and processing operations, it also affected the larger, higher quality firms we favor.

     In other metals, where our strategy normally provides a cushion, we felt the impact of slower than expected worldwide economic growth. Due to this slower growth, the economically-sensitive base metals companies that make up about 20% of our portfolio underperformed.

WHAT CHANGES HAVE YOU MADE IN THE PORTFOLIO?

We haven't done any significant repositioning. Though the past six months were difficult, our strategy has given the Fund an impressive long-term performance history. As such, we're using this period of lower prices to add to some of our holdings that should benefit us going forward.

     For example, there is currently a great deal of mining exploration and speculation being done by smaller companies in the emerging markets.

4    Oppenheimer Gold & Special Minerals Fund

FACING PAGE
Top left: Diane Sobin, Portfolio Manager

Top right: Frank Jennings, Member
of Global Investments Team

Bottom: Bill Wilby, Senior VP, Director of Global Investments

THIS PAGE
Top: George Evans, Member
of Global Investments Team

Bottom: Shanquan Li, Member
of Global Investments Team

A We're
optimistic
about the coming year.

As a "safer" way to invest in this potential, we've added to our holdings of a global precious metals refiner--a company that is positioned to benefit as these small operations outsource their refining needs.

     In Indonesia, we own shares in a company that is both the world's largest tin mine and lowest cost producer, and which, until recently, was government-run and fairly inefficient. Now that it's been privatized, and with tin beginning to emerge from a ten-year bear market, we believe we will see strong returns in the future.

     Additionally, we've begun increasing our investments in Japan. At this time, we own two Japanese com-panies which we expect to do well as the Japanese economy continues to improve.

     Finally, we've allowed our cash to build to around 12%, which will allow us to continue to make strategic purchases going forward.(1)

WHAT HAVE YOU SOLD?

The world economy is slowest in Europe. As a result, we've been selling European base metals stocks. Over the period we've also continued to sell higher-cost gold producers in South Africa.

WHAT IS YOUR OUTLOOK FOR THE FUND?

While with our larger cash position, we're somewhat defensive right now, we're optimistic about the coming year. Stock prices in our market have come down, so valuations are better now than they were this time last year. And while we still see little evidence of inflation, gold has already been in a long bear market, and demand, especially for jewelry, remains strong rela-tive to supply. Going forward, we will remain focused on high quality companies that have the capacity to increase their production and thereby drive earnings growth even if the price of gold remains flat.

     As with any stock fund, it's important to maintain a long-term perspective. With our level of diversification, both geographically and in terms of types of metals, we believe the Fund continues to offer a superior approach to the gold market.


1. The Fund's portfolio is subject to change.

5    Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS   December 31, 1995 (Unaudited)


                                                                                        FACE                MARKET VALUE
                                                                                        AMOUNT(1)           SEE NOTE 1
=======================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--1.6%
=======================================================================================================================
Agnico Eagle Mines Ltd., 3.50% Cv. Sr. Nts., 1/27/04                                    $1,200,000           $1,000,500
-----------------------------------------------------------------------------------------------------------------------
Lonrho Finance PLC, 6% Gtd. Cv. Bonds, 2/27/04(GBP)                                      1,000,000            1,527,370
                                                                                                            -----------
Total Convertible Corporate Bonds and Notes (Cost $2,520,480)                                                 2,527,870


                                                                                       SHARES
=======================================================================================================================
COMMON STOCKS--85.6%
=======================================================================================================================
BASIC MATERIALS--82.8%
=======================================================================================================================
CHEMICALS--4.3%

Engelhard Corp.                                                                            100,000            2,175,000
-----------------------------------------------------------------------------------------------------------------------
Johnson Matthey PLC                                                                        337,500            2,740,533
-----------------------------------------------------------------------------------------------------------------------
Minerals Technologies, Inc.                                                                 50,000            1,825,000
                                                                                                            -----------
                                                                                                              6,740,533

=======================================================================================================================
GOLD--59.7%
=======================================================================================================================
GOLD--0.8%

Manila Mining Corp., Cl. B                                                             300,000,000              560,445
-----------------------------------------------------------------------------------------------------------------------
Nelson Gold Corp. Ltd.(2)                                                                  500,000              777,217
                                                                                                            -----------
                                                                                                              1,337,662

=======================================================================================================================
GOLD MINING: AUSTRALIA--8.0%

Delta Gold NL(2)                                                                           700,000            1,697,505
-----------------------------------------------------------------------------------------------------------------------
Gold Mines of Kalgoorlie Ltd.                                                            1,597,604            1,485,506
-----------------------------------------------------------------------------------------------------------------------
Golden Shamrock Mines Ltd.(2)                                                            2,000,000            1,234,820
-----------------------------------------------------------------------------------------------------------------------
Highlands Gold Ltd.                                                                      1,800,000            1,205,065
-----------------------------------------------------------------------------------------------------------------------
Newcrest Mining Ltd.                                                                       500,000            2,105,144
-----------------------------------------------------------------------------------------------------------------------
Placer Pacific Ltd.                                                                      1,000,000            2,067,951
-----------------------------------------------------------------------------------------------------------------------
Renison Goldfields Consolidated Ltd.(2)                                                    116,000              291,655
-----------------------------------------------------------------------------------------------------------------------
Renison Goldfields Consolidated Ltd.                                                       500,000            2,491,955
                                                                                                            -----------
                                                                                                             12,579,601

=======================================================================================================================
GOLD MINING: CANADA--15.6%

Barrick Gold Corp.                                                                         200,000            5,275,000
-----------------------------------------------------------------------------------------------------------------------
Cambior, Inc.                                                                              125,000            1,363,337
-----------------------------------------------------------------------------------------------------------------------
Dayton Mining Corp.(2)                                                                     500,000            2,108,017
-----------------------------------------------------------------------------------------------------------------------
Dayton Mining Corp.(2)(3)                                                                  300,000            1,264,810
-----------------------------------------------------------------------------------------------------------------------
Glamis Gold Ltd.                                                                           150,000              976,104
-----------------------------------------------------------------------------------------------------------------------
Guyanor Ressources SA(2)                                                                    30,000               74,789
-----------------------------------------------------------------------------------------------------------------------
Hemlo Gold Mines, Inc.                                                                     300,000            2,859,571
-----------------------------------------------------------------------------------------------------------------------
Kap Resources Ltd.(2)                                                                      575,000            1,475,612
-----------------------------------------------------------------------------------------------------------------------
Kinross Gold(2)                                                                             74,600              581,171
-----------------------------------------------------------------------------------------------------------------------
Monarch Resources(2)(3)                                                                    300,000              384,942
-----------------------------------------------------------------------------------------------------------------------
Placer Dome, Inc.                                                                          100,000            2,412,500
-----------------------------------------------------------------------------------------------------------------------
Prime Resource Group, Inc.(2)                                                              175,000            1,202,944
-----------------------------------------------------------------------------------------------------------------------
Teck Corp., Cl. B                                                                          100,000            1,952,207
-----------------------------------------------------------------------------------------------------------------------
TVX Gold, Inc.(2)(4)                                                                       350,000            2,417,928
-----------------------------------------------------------------------------------------------------------------------
Viceroy Resources Corp.                                                                     50,000              219,967
                                                                                                            -----------
                                                                                                             24,568,899


6  Oppenheimer Gold & Special Minerals Fund

                                                                                                            MARKET VALUE
                                                                                         SHARES             SEE NOTE 1
=======================================================================================================================
GOLD MINING: SOUTH AFRICA--10.2%

Anglo American Corp. of South Africa Ltd., ADR                                              50,000          $ 3,012,500
-----------------------------------------------------------------------------------------------------------------------
Ashanti Goldfields(2)(3)                                                                   100,000            2,015,000
-----------------------------------------------------------------------------------------------------------------------
Driefontein Consolidated Ltd. ADR                                                          300,000            3,712,500
-----------------------------------------------------------------------------------------------------------------------
Free State Consolidated Gold Mines Ltd., ADR                                               150,000            1,087,500
-----------------------------------------------------------------------------------------------------------------------
Hartebeestfontein Gold Mining Co.                                                          400,000            1,009,480
-----------------------------------------------------------------------------------------------------------------------
Southvaal Holdings Ltd., ADR                                                                50,000            1,385,290
-----------------------------------------------------------------------------------------------------------------------
Vaal Reefs Exploration & Mining Co. Ltd., ADR                                              200,000            1,275,000
-----------------------------------------------------------------------------------------------------------------------
Western Area Gold Mining, ADR                                                              151,261            2,582,947
                                                                                                            -----------
                                                                                                             16,080,217

=======================================================================================================================
GOLD MINING:
UNITED STATES--11.6%

Battle Mountain Gold Co., Cl. A                                                            150,000            1,256,250
-----------------------------------------------------------------------------------------------------------------------
Crown Resources Corp.(2)                                                                   275,000            1,357,812
-----------------------------------------------------------------------------------------------------------------------
Firstmiss Gold, Inc.(2)                                                                     80,000            1,780,000
-----------------------------------------------------------------------------------------------------------------------
Homestake Mining Co.                                                                       100,000            1,562,500
-----------------------------------------------------------------------------------------------------------------------
Newmont Mining Corp.                                                                       162,291            7,343,668
-----------------------------------------------------------------------------------------------------------------------
Santa Fe Pacific Gold Corp.                                                                416,000            5,044,000
                                                                                                            -----------
                                                                                                             18,344,230

=======================================================================================================================
GOLD RELATED
INVESTMENT--7.4%

Cambiex Exploration, Inc.(5)                                                             1,500,000              505,924
-----------------------------------------------------------------------------------------------------------------------
Canarc Resource Corp.(2)                                                                   282,500              289,990
-----------------------------------------------------------------------------------------------------------------------
Canarc Resource Corp.                                                                      450,000              461,944
-----------------------------------------------------------------------------------------------------------------------
Euro-Nevada Mining Corp.                                                                   190,500            6,949,032
-----------------------------------------------------------------------------------------------------------------------
Franco-Nevada Mining Corp. Ltd.(2)                                                          60,000            3,508,474
                                                                                                            -----------
                                                                                                             11,715,364

=======================================================================================================================
PLATINUM MINING--6.1%

Anglo American Platinum Corp., ADR                                                         154,980              882,162
-----------------------------------------------------------------------------------------------------------------------
Impala Platinum Holdings Ltd., ADR                                                          50,000              912,100
-----------------------------------------------------------------------------------------------------------------------
Rustenburg Platinum Holdings Ltd., ADR                                                     178,565            2,938,982
-----------------------------------------------------------------------------------------------------------------------
Stillwater Mining Co.(2)                                                                   250,000            4,812,500
                                                                                                            -----------
                                                                                                              9,545,744
                                                                                                            -----------
                                                                                                             94,171,717

=======================================================================================================================
METALS--18.8%
=======================================================================================================================
ALUMINUM--2.6%

Capral Aluminium Ltd.                                                                    1,000,000            2,454,762
-----------------------------------------------------------------------------------------------------------------------
Nippon Light Metal Co.                                                                     300,000            1,721,736
                                                                                                            -----------
                                                                                                              4,176,498

=======================================================================================================================
COPPER--5.3%

Aur Resources, Inc.(2)                                                                     300,000            1,484,777
-----------------------------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. A                                                224,455            6,284,740
-----------------------------------------------------------------------------------------------------------------------
Zambia Consolidated Copper Mines Ltd., Cl. B(2)                                            500,000              621,040
                                                                                                            -----------
                                                                                                              8,390,557


7  Oppenheimer Gold & Special Minerals Fund

                                                                                                           MARKET VALUE
                                                                                         SHARES            SEE NOTE 1
=======================================================================================================================
METALS: DIVERSIFIED--5.3%

Alcan Aluminum Ltd.                                                                         25,000         $    775,000
-----------------------------------------------------------------------------------------------------------------------
Aluminum Co. of America                                                                     15,000              793,125
-----------------------------------------------------------------------------------------------------------------------
Brush Wellman, Inc.                                                                         70,000            1,207,500
-----------------------------------------------------------------------------------------------------------------------
Elkem AS                                                                                   150,000            1,697,570
-----------------------------------------------------------------------------------------------------------------------
Lucky Metal Corp.                                                                           50,000              837,926
-----------------------------------------------------------------------------------------------------------------------
Sumitomo Metal Mining Co.                                                                  200,000            1,799,292
-----------------------------------------------------------------------------------------------------------------------
Western Mining Corp. Holdings Ltd.                                                         199,988            1,285,325
                                                                                                            -----------
                                                                                                              8,395,738

=======================================================================================================================
METALS: MISCELLANEOUS--3.5%

Asturiana de Zinc SA(2)                                                                    100,000              792,970
-----------------------------------------------------------------------------------------------------------------------
Korea Zinc Co.                                                                              60,000            1,469,593
-----------------------------------------------------------------------------------------------------------------------
Pasminco Ltd.                                                                            1,250,000            1,534,226
-----------------------------------------------------------------------------------------------------------------------
PT Tambang Timah, GDR(2)(3)                                                                141,000            1,742,126
                                                                                                            -----------
                                                                                                              5,538,915

=======================================================================================================================
NICKEL--2.1%

Eramet SA                                                                                   25,000            1,635,866
-----------------------------------------------------------------------------------------------------------------------
Falconbridge Ltd.                                                                           75,000            1,594,761
                                                                                                            -----------
                                                                                                              3,230,627
                                                                                                            -----------
                                                                                                             29,732,335

=======================================================================================================================
INDUSTRIAL--2.8%
=======================================================================================================================
MANUFACTURING--2.8%

Madeco SA, ADR                                                                              75,000            2,025,000
-----------------------------------------------------------------------------------------------------------------------
Svedala Industri, AB Free                                                                   70,000            1,806,191
-----------------------------------------------------------------------------------------------------------------------
Tampella AB(2)                                                                             481,133              609,449
                                                                                                            -----------
                                                                                                              4,440,640
                                                                                                            -----------
Total Common Stocks (Cost $111,577,256)                                                                     135,085,225

=======================================================================================================================
PREFERRED STOCKS--2.1%
=======================================================================================================================
Battle Mountain Gold Co., $3.25 Cum. Cv.                                                    34,500            1,712,062
-----------------------------------------------------------------------------------------------------------------------
Cyprus Amax Minerals Co., $4.00 Cv., Series A                                               26,666            1,579,961
                                                                                                            -----------
Total Preferred Stocks (Cost $3,304,603)                                                                      3,292,023

                                                                                         UNITS
=======================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.3%
=======================================================================================================================
Kap Resources Ltd. Wts., Cl. A, Exp. 8/00                                                  287,500              347,823
-----------------------------------------------------------------------------------------------------------------------
Lynas Gold NL Wts., Exp. 6/99                                                            1,200,000              102,653
-----------------------------------------------------------------------------------------------------------------------
Minera Rayrock, Inc. Wts., Exp. 1/96(3)                                                    170,000                   --
                                                                                                            -----------
Total Rights, Warrants and Certificates (Cost $322,923)                                                         450,476


 8  Oppenheimer Gold & Special Minerals Fund

                                                                                       FACE                MARKET VALUE
                                                                                       AMOUNT(1)           SEE NOTE 1
=======================================================================================================================
REPURCHASE AGREEMENT--11.6%
=======================================================================================================================
Repurchase agreement with First Chicago Capital Markets, 5.90%, dated 12/29/95, to be repurchased at $18,311,997 on 1/2/96,
collateralized by U.S. Treasury Nts., 5.125%--8.75%, 12/31/96--11/5/04,
with a value of $9,933,373, U.S. Treasury Bonds, 6.25%--11.25%,
8/15/03--8/15/23, with a value of $6,019,863, and U.S. Treasury Bills
maturing 11/14/96, with a value of $2,729,921 (Cost $18,300,000)                         $18,300,000        $18,300,000

=======================================================================================================================
TOTAL INVESTMENTS, AT VALUE (COST $136,025,262)                                                101.2%       159,655,594
=======================================================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS                                                           (1.2)        (1,897,239)
                                                                                         -----------       ------------
NET ASSETS                                                                                     100.0%      $157,758,355
                                                                                         ===========       ============

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currency: GBP--British Pound Sterling.

2. Non-income producing security.

3. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,406,878 or 3.43% of the Fund's net assets, at December 31, 1995.

4. Identifies issues considered to be illiquid--see Note 5 of Notes to Financial Statements.

5. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 1995. The aggregate fair value of all securities of affiliated companies as of December 31, 1995 amounted to $505,924. Transactions during the period in which the issuer was an affiliate are as follows:

                            BALANCE                                                             BALANCE
                            JUNE 30, 1995           GROSS ADDITIONS       GROSS REDUCTIONS      DECEMBER 31, 1995
                            --------------------    ------------------    -------------------   --------------------      DIVIDEND
                            SHARES      COST        SHARES     COST       SHARES     COST       SHARES     COST           INCOME
------------------------------------------------------------------------------------------------------------------------------------
Cambiex Exploration, Inc.   1,500,000   $756,573      --       $  --           --    $     --   1,500,000   $756,573           $  --
------------------------------------------------------------------------------------------------------------------------------------
Cambiex Exploration, Inc.
Wts., Exp. 12/95              750,000    112,921      --          --      750,000     112,921          --         --              --
                                        --------               -----                 --------               --------           -----
                                        $869,494               $  --                 $112,921               $756,573           $  --
                                        ========               =====                 ========               ========           =====

See accompanying Notes to Financial Statements.


9  Oppenheimer Gold & Special Minerals Fund

STATEMENT OF ASSETS AND LIABILITIES   December 31, 1995 (Unaudited)

======================================================================================================================
ASSETS

Investments, at value (including repurchase agreement
of $18,300,000)--see accompanying statement:
Unaffiliated companies (cost $135,268,689)                                                                $159,149,670
Affiliated companies (cost $756,573)                                                                           505,924
----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                           365,700
----------------------------------------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                                                             987,731
Interest                                                                                                       253,200
----------------------------------------------------------------------------------------------------------------------
Other                                                                                                           23,215
                                                                                                          ------------
Total assets                                                                                               161,285,440

======================================================================================================================
LIABILITIES

Payables and other liabilities:
Investments purchased                                                                                        2,104,479
Shares of beneficial interest redeemed                                                                       1,115,222
Trustees' fees                                                                                                  89,277
Distribution and service plan fees                                                                              79,260
Shareholder reports                                                                                             57,463
Dividends                                                                                                       14,626
Transfer and shareholder servicing agent fees                                                                   11,279
Other                                                                                                           55,479
                                                                                                          ------------
Total liabilities                                                                                            3,527,085

======================================================================================================================
NET ASSETS                                                                                                $157,758,355
                                                                                                          ============

======================================================================================================================
COMPOSITION OF
NET ASSETS

Paid-in capital                                                                                           $145,249,348
----------------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                          (70,268)
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                             (11,051,130)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets
and liabilities denominated in foreign currencies                                                           23,630,405
                                                                                                          ------------
Net assets                                                                                                $157,758,355
                                                                                                          ============

======================================================================================================================
NET ASSET VALUE
PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets of $157,275,543 and
12,023,539 shares of beneficial interest outstanding)                                                           $13.08
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)                 $13.88

----------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $348,130 and 26,553 shares of beneficial interest outstanding)                                               $13.11

----------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $134,682 and 10,270 shares of beneficial interest outstanding)                                               $13.11

See accompanying Notes to Financial Statements.


10  Oppenheimer Gold & Special Minerals Fund

STATEMENT OF OPERATIONS   For the Six Months Ended December 31, 1995 (Unaudited)

======================================================================================================================
INVESTMENT INCOME

Dividends (net of foreign withholding taxes of $131,379)                                                  $    829,698
----------------------------------------------------------------------------------------------------------------------
Interest                                                                                                       363,132
                                                                                                          ------------
Total income                                                                                                 1,192,830

======================================================================================================================
EXPENSES

Management fees--Note 4                                                                                        633,963
----------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                          194,410
----------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                        168,838
Class B                                                                                                            358
Class C                                                                                                            287
----------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                     69,728
----------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                             57,347
----------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                         26,653
----------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                     17,885
----------------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                               8,947
----------------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class B                                                                                                            118
Class C                                                                                                             81
----------------------------------------------------------------------------------------------------------------------
Other                                                                                                           15,826
                                                                                                          ------------
Total expenses                                                                                               1,194,441

======================================================================================================================
NET INVESTMENT LOSS                                                                                             (1,611)

======================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)

Net realized gain (loss) on:
Investments:
Unaffiliated companies                                                                                      (1,108,372)
Affiliated companies                                                                                          (112,921)
Foreign currency transactions                                                                                   75,922
                                                                                                          ------------
Net realized loss                                                                                           (1,145,371)

----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                                 (3,235,435)
Translation of assets and liabilities denominated in foreign currencies                                        754,052
                                                                                                          ------------
Net change                                                                                                  (2,481,383)
                                                                                                          ------------
Net realized and unrealized loss on investments and foreign
currency transactions                                                                                       (3,626,754)

======================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $ (3,628,365)
                                                                                                          ============


See accompanying Notes to Financial Statements.


 11  Oppenheimer Gold & Special Minerals Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                     SIX MONTHS ENDED     YEAR ENDED
                                                                                     DECEMBER 31, 1995    JUNE 30,
                                                                                     (UNAUDITED)          1995
======================================================================================================================
OPERATIONS

Net investment income (loss)                                                          $     (1,611)       $    794,753
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions               (1,145,371)          4,149,068
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments
and translation of assets and liabilities denominated in foreign currencies             (2,481,383)         (2,322,499)
                                                                                      ------------        ------------
Net increase (decrease) in net assets resulting from operations                         (3,628,365)          2,621,322

======================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS

Dividends from net investment income:
Class A                                                                                   (705,236)           (878,199)

======================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS

Net increase (decrease) in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                                (10,107,541)         (9,037,115)
Class B                                                                                    344,664                  --
Class C                                                                                    133,967                  --

======================================================================================================================
NET ASSETS

Total decrease                                                                         (13,962,511)         (7,293,992)
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                    171,720,866         179,014,858
                                                                                      ------------        ------------
End of period [including undistributed (overdistributed)
net investment income of $(70,268) and $636,579, respectively]                        $157,758,355        $171,720,866
                                                                                      ============        ============

See accompanying Notes to Financial Statements.


12  Oppenheimer Gold & Special Minerals Fund

FINANCIAL HIGHLIGHTS

                                        CLASS A                                                           CLASS B      CLASS C
                                        --------------------------------------------------------------    -----------  -----------
                                                                                                          PERIOD       PERIOD
                                        SIX MONTHS                                                        ENDED        ENDED
                                        ENDED                                                             DEC. 31,     DEC. 31,
                                        DEC. 31, 1995   YEAR ENDED JUNE 30,                               1995(1)      1995(1)
                                        (UNAUDITED)     1995      1994      1993       1992      1991     (UNAUDITED)  (UNAUDITED)
===================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period      $13.48       $13.28    $12.32    $10.68     $10.36    $11.65      $12.33       $12.33
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)                  --          .06       .06       .06        .16       .17        (.01)        (.01)
Net realized and unrealized gain (loss)     (.34)         .21       .96      1.72        .35     (1.42)        .79          .79
                                          ------       ------    ------    ------     ------    ------      ------       ------
Total income (loss) from
investment operations                       (.34)         .27      1.02      1.78        .51     (1.25)        .78          .78

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income        (.06)        (.07)     (.06)     (.14)      (.19)     (.04)         --           --
Distributions from net realized gain          --           --        --        --         --        --          --           --
                                          ------       ------    ------    ------     ------    ------      ------       ------
Total dividends and distributions
to shareholders                             (.06)        (.07)     (.06)     (.14)      (.19)     (.04)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $13.08       $13.48    $13.28    $12.32     $10.68    $10.36      $13.11       $13.11
                                          ======       ======    ======    ======     ======    ======      ======       ======

===================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)        (2.53)%       2.03%     8.25%    17.15%      5.08%   (10.71)%      6.15%        6.15%

===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                          $157,276     $171,721  $179,015  $158,982   $133,345  $150,907        $348         $135
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)       $167,414     $178,579  $175,093  $124,869   $137,906  $154,318        $221         $176
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                        .00%(3)      .45%      .50%      .61%      1.25%     1.67%       (.59)%(3)    (.49)%(3)
Expenses                                    1.41%(3)     1.36%     1.31%     1.38%      1.38%     1.43%       2.52%(3)     2.49%(3)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                  13.2%        35.8%     29.5%     23.9%      39.4%    113.3%       13.2%        13.2%
Average brokerage commission rate(5)       $0.03           --        --        --         --        --       $0.03        $0.03

1. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $20,405,181 and $41,117,053, respectively.

5. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


13  Oppenheimer Gold & Special Minerals Fund

NOTES TO FINANCIAL STATEMENTS   (Unaudited)

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

Oppenheimer Gold & Special Minerals Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term ``non-money market'' debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term ``money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

              The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended December 31, 1995, a provision of $13,497 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $71,788 at December 31, 1995.


14  Oppenheimer Gold & Special Minerals Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                  SIX MONTHS ENDED DECEMBER 31, 1995(1)   YEAR ENDED JUNE 30, 1995
                                  -------------------------------------   --------------------------------
                                  SHARES              AMOUNT              SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Class A:
Sold                                4,777,256        $ 64,526,798          17,062,570         $227,723,637
Dividends reinvested                   48,047             626,051              60,139              779,406
Redeemed                           (5,545,025)        (75,260,390)        (17,857,834)        (237,540,158)
                                  -----------        ------------         -----------         ------------
Net decrease                         (719,722)       $(10,107,541)           (735,125)        $ (9,037,115)
                                  ===========        ============         ===========         ============

----------------------------------------------------------------------------------------------------------
Class B:
Sold                                   26,634        $    345,694                  --         $         --
Dividends  reinvested                      --                  --                  --                   --
Redeemed                                  (81)             (1,030)                 --                   --
                                  -----------        ------------         -----------         ------------
Net increase                           26,553        $    344,664                  --         $         --
                                  ===========        ============         ===========         ============

----------------------------------------------------------------------------------------------------------
Class C:
Sold                                   51,808        $    676,788                  --         $         --
Dividends  reinvested                      --                  --                  --                   --
Redeemed                              (41,538)           (542,821)                 --                   --
                                  -----------        ------------         -----------         ------------
Net increase                           10,270        $    133,967                  --         $         --
                                  ===========        ============         ===========         ============

1. For the six months ended December 31, 1995 for Class A shares, and for the period from November 1, 1995 (inception of offering) to December 31, 1995 for Class B and Class C shares.


15  Oppenheimer Gold & Special Minerals Fund

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

At December 31, 1995, net unrealized appreciation on investments of $23,630,332 was composed of gross appreciation of $34,356,796, and gross depreciation of $10,726,464.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .75% on the first $200 million of average annual net assets, .72% on the next $200 million, .69% on the next $200 million, .66% on the next $200 million and .60% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

              For the six months ended December 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $285,965, of which $65,809 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $5,932 and $1,076, respectively, of which $400 was paid to an affiliated broker/dealer.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              Under separate approved plans, each class may expend up to .25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expenses of $6,798 for Class B and $12,200 for Class C. During the six months ended December 31, 1995, OFDI paid $3,329 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses, and retained $329 and $120, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs.


16  Oppenheimer Gold & Special Minerals Fund

================================================================================
5. ILLIQUID AND
   RESTRICTED SECURITIES

At December 31, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid and restricted securities. The aggregate value of these securities subject to this limitation at December 31, 1995 was $2,417,928, which represents 1.5% of the Fund's net assets. Information concerning these securities is as follows:

                                                                           VALUATION PER
                                                                           UNIT AS OF
SECURITY                      ACQUISITION DATE         COST PER UNIT       DECEMBER 31, 1995
--------------------------------------------------------------------------------------------
TVX Gold, Inc.                6/28/93--10/20/93                $4.10                   $6.91

Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.



17  Oppenheimer Gold & Special Minerals Fund

OPPENHEIMER GOLD & SPECIAL MINERALS FUND

================================================================================
OFFICERS AND TRUSTEES

Leon Levy, Chairman of the Board of Trustees
Robert G. Galli, Trustee
Benjamin Lipstein, Trustee
Bridget A. Macaskill, Trustee and President
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Sidney M. Robbins, Trustee
Donald W. Spiro, Trustee
Pauline Trigere, Trustee
Clayton K. Yeutter, Trustee
Diane Sobin, Vice President
George C. Bowen, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott Farrar, Assistant Treasurer
Andrew J. Donohue, Secretary
Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR

OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR

OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

The Bank of New York

================================================================================
INDEPENDENT AUDITORS

KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL

Gordon Altman Butowsky Weitzen Shalov & Wein

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Gold & Special Minerals Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Gold & Special Minerals Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

18  Oppenheimer Gold & Special Minerals Fund

Oppenheimer Funds Family

================================================================================
OppenheimerFunds offers over 35 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

        When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 2.8 million shareholder accounts and more than $41 billion under Oppenheimer's management and that of our affiliates.

        At OppenheimerFunds, we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

================================================================================
STOCK FUNDS
        Global Emerging Growth Fund             Growth Fund
        Enterprise Fund                         Global Fund
        Discovery Fund                          Quest Global Value Fund
        Quest Small Cap Value Fund              Oppenheimer Fund
        Gold & Special Minerals Fund            Value Stock Fund
        Target Fund                             Quest Value Fund
================================================================================
STOCK & BOND FUNDS
        Main Street Income & Growth Fund        Global Growth & Income Fund
        Quest Opportunity Value Fund            Equity Income Fund
        Total Return Fund                       Asset Allocation Fund
        Quest Growth & Income Value Fund        Strategic Income & Growth Fund
================================================================================
BOND FUNDS
        International Bond Fund                 Bond Fund
        High Yield Fund                         U.S. Government Trust
        Strategic Income Fund                   Limited-Term Government Fund
        Champion Income Fund
================================================================================
TAX-EXEMPT FUNDS
        California Tax-Exempt Fund(2)           Pennsylvania Tax-Exempt Fund(2)
        Florida Tax-Exempt Fund(2)              Tax-Free Bond Fund
        New Jersey Tax-Exempt Fund(2)           Insured Tax-Exempt Fund
        New York Tax-Exempt Fund(2)             Intermediate Tax-Exempt Fund
================================================================================
MONEY MARKET FUNDS
        Money Market Fund                       Cash Reserves


1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

2. Available only to investors in certain states.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.

19   Oppenheimer Gold & Special Minerals Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048
---------------------------------------

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457
---------------------------------------

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310
---------------------------------------

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461
---------------------------------------

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104
---------------------------------------

RS0410.001.1295       February 28, 1996

[Picture of Jennifer Leonard]
[Caption] Jennifer Leonard, Customer Service Representative
OppenheimerFunds Service

''How may I help you?''

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that ''links'' your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number
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        For added convenience, you can get automated information with
OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

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---------------------------------------------
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---------------------------------------------